                                  EXHIBIT 99.1




                         IMPULSE MEDIA TECHNOLOGIES INC.


                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                       PAGE

Report of Independent Certified Public Accountants                                      F-2

Consolidated Financial Statements:

     Balance Sheets as of February 28, 2001 (Audited)
       and August 31, 2001 (Unaudited)                                                  F-3

     Statements of Operations for the period from inception (October 25,
       2000) through February 28, 2001 (Audited), for the six months ended
       August 31, 2001 (Unaudited), and from inception through
       August 31, 2001 (Unaudited)                                                      F-4

     Statements of Stockholders' Equity as of February 28, 2001 (Audited)
       and August 31, 2001 (Unaudited)                                                  F-5

     Statements of Cash Flows for the period from inception (October 25,
       2000) through February 28, 2001 (Audited), for the six months ended
       August 31, 2001 (Unaudited), and from inception through
       August 31, 2001 (Unaudited)                                                      F-6

     Notes to Financial Statements                                                  F-8 to F-14



                         IMPULSE MEDIA TECHNOLOGIES INC.
                          (A DEVELOPMENT STAGE COMPANY)

                         INDEPENDENT ACCOUNTANTS' REPORT



Board of Directors
Impulse Media Technologies Inc.

         We have audited the accompanying consolidated balance sheets of Impulse Media Technologies Inc. as of February 28, 2001, and the related consolidated statements of operations, stockholders' equity, and cash flows for the period from October 25, 2000 (date of inception) through February 28, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentations. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Impulse Media Technologies Inc. as of February 28, 2001, and the results of its operations, its stockholders' equity, and its cash flows for the period from October 25, 2000 (date of inception) through February 28, 2001, in conformity with generally accepted accounting principles in the United States of America.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 3, the Company has suffered prior operating losses since inception that raise substantial doubts about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Miller and McCollom

MILLER AND MCCOLLOM
Certified Public Accountants
4350 Wadsworth Boulevard, Suite 300
Wheat Ridge, Colorado 80033
November 30, 2001

                        IMPULSE MEDIA TECHNOLOGIES INC.
                         (A DEVELOPMENT STAGE COMPANY)

                           CONSOLIDATED BALANCE SHEET

                                     ASSETS

                                                         February 28,     August 31
                                                            2001            2001
                                                          (Audited)      (Unaudited)
                                                        -------------   -------------
Current assets:
     Cash                                               $        903    $      1,476
     Accounts receivable                                         927          33,321
     Stock subscriptions receivable                           13,434              --
     Prepaid expenses                                          1,632           1,346
                                                        -------------   -------------
         Total current assets                                 16,896          36,143

Intangible assets (Note 6 and Note 10)                            70           8,282

Property and equipment, net of accumulated
 depreciation of $322                                             --           8,111
                                                        -------------   -------------

Total assets                                            $     16,966    $     52,536
                                                        =============   =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable and accrued liabilities           $     66,152    $    266,579
     Technology acquisition payable (Note 7)                      --         212,953
     Loans payable                                                --          28,673
     Compensation withholding for stock subscriptions             --          12,465
                                                        -------------   -------------
         Total current liabilities                            66,152         520,670

Commitments and contingencies (Notes 9 and 11)

Stockholders' equity (Notes 6 and 11):
     Common stock, $.001 par value
       7,776,083 and 9,466,083 shares issued
       at February 28, 2001 and August 31, 2001                7,776           9,466
     Additional paid-in capital                               28,386         399,196
     Accumulated deficit                                     (85,691)       (875,077)
     Accumulated other comprehensive
       income (loss)                                             343          (1,719)
                                                        -------------   -------------
         Total stockholders' equity (deficit)                (49,186)       (468,134)
                                                        -------------   -------------

Total liabilities and stockholders' equity              $     16,966    $     52,536
                                                        =============   =============


The accompanying notes to financial statements are an integral part of this statement.


                             IMPULSE MEDIA TECHNOLOGIES INC.
                              (A DEVELOPMENT STAGE COMPANY)
                        CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                                    October 25, 2000                    October 25, 2000
                                      (inception)        Six Months         (inception)
                                       Through             Ended             Through
                                      February 28,       August 31,         August 31,
                                         2001               2001              2001
                                      (Audited)         (Unaudited)        (Unaudited)
                                   ----------------   ----------------   ----------------
Expenses
     Professional fees             $        32,579    $       148,625    $       181,204
     Depreciation expense                       --                322                322
     Software development costs              7,931             39,924             47,855
     Management fees                        27,372             43,777             71,149
     Administrative expenses                 6,210             53,947             60,157
     Other administrative costs             11,599              2,791             14,390
                                   ----------------   ----------------   ----------------
         Total expense                      85,691            289,386            375,077
                                   ----------------   ----------------   ----------------

Net loss                           $       (85,691)   $      (289,386)   $      (375,077)
                                   ================   ================   ================

Net loss per common share          $          (.01)   $          (.03)   $          (.04)
                                   ================   ================   ================

Weighted average shares
       outstanding                       7,662,083          9,059,440          8,523,536
                                   ================   ================   ================

Other comprehensive income:
     Net loss                      $       (85,691)   $      (289,386)   $      (375,077)
     Foreign currency
       exchange gain (loss)                    343             (2,062)            (1,719)
                                   ----------------   ----------------   ----------------
Total other comprehensive income
     (loss)                        $       (85,348)   $      (291,448)   $      (376,796)
                                   ================   ================   ================



The accompanying notes to financial statements are an integral part of this statement.

                                                 IMPULSE MEDIA TECHNOLOGIES INC.
                                                  (A DEVELOPMENT STAGE COMPANY)
                                    CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

                                                                                Deficit
                                                                               Accumulated                   Total
                                          Common Stock            Additional    During the     Other      Stockholders'
                                     -------------------------     Paid-in     Development  Comprehensive    Equity
                                        Shares       Amount        Capital        Stage        Income       (Deficit)
                                     -----------   -----------   -----------   -----------   -----------   -----------
Common shares issued for
   services on October 25, 2000
   (date of inception)                7,662,083    $    7,662    $       --    $       --    $       --    $    7,662

Common shares issued for cash           114,000           114        28,386            --            --        28,500

Net loss for the period from
   date of inception through
   February 28, 2001                         --            --            --       (85,691)          343       (85,348)
                                     -----------   -----------   -----------   -----------   -----------   -----------
Balance, February 28, 2001
   (Audited)                          7,776,083         7,776        28,386       (85,691)          343       (49,186)

Common shares issued for
   transfer of WAP technology
   (Note 6) on April 20, 2001         1,200,000         1,200       248,800            --            --       250,000

Common shares issued for
   cash at $0.25 during the
   period ended August 31, 2001         490,000           490       122,010            --            --       122,500

Distribution (Note 6)                        --            --            --      (500,000)           --      (500,000)

Net loss for the six months
   ended August, 31, 2001                    --            --            --      (289,386)       (2,062)     (291,448)
                                     -----------   -----------   -----------   -----------   -----------   -----------
Balance, August 31, 2001
   (Unaudited)                        9,466,083    $    9,466    $  399,196    $ (875,077)   $   (1,719)   $ (468,134)


                         The accompanying notes to financial statements are an integral part of this statement.

                                                               F-5

                                  IMPULSE MEDIA TECHNOLOGIES INC.
                                   (A DEVELOPMENT STAGE COMPANY)
                                CONSOLIDATED STATEMENTS OF CASH FLOW

                                                  October 25, 2000                  October 25, 2000
                                                    (inception)       Six Months      (inception)
                                                      Through           Ended           Through
                                                    February 28,      August 31,       August 31,
                                                       2001              2001             2001
                                                     (Audited)       (Unaudited)       (Unaudited)
                                                   --------------   --------------   --------------
Cash flows from operating activities:
     Net loss for the period                       $     (85,691)   $    (289,386)   $    (375,077)
     Reconciling adjustments -
     Adjustments to reconcile net loss
       to net cash used in operating
         activities
           Amortization                                       --              322              322
           Common stock issued for services                7,662               --            7,662
           Compensation withholding                           --           12,465           12,465
     Net change in operating assets
       and liabilities -
         Stock subscription receivable                   (13,434)          13,434               --
         Accounts receivable                                (927)         (32,394)         (33,321)
         Prepaid expenses                                 (1,632)             286           (1,346)
         Accounts payable and accrued
              liabilities                                 66,152          163,380          229,532
                                                   --------------   --------------   --------------

Net cash provided (used) by operating activities         (27,870)        (131,893)        (159,763)

Cash flows from investing activities:
     Purchase of property and equipment                       --           (8,433)          (8,433)
     Acquisition of intangible assets                        (70)          (8,212)          (8,282)
                                                   --------------   --------------   --------------

Net cash (used) by investing activities                      (70)         (16,645)         (16,715)

Cash flows from financing activities:
     Common stock issued for cash                         28,500          122,500          151,000
     Loans                                                    --           28,673           28,673
                                                   --------------   --------------   --------------

Net cash provided by financing activities                 28,500          151,173          179,673
                                                   --------------   --------------   --------------

Gain (loss) on foreign currency translation                  343           (2,062)          (1,719)
                                                   --------------   --------------   --------------

Net increase in cash                                         903              573            1,476

Cash, beginning of period                                     --              903               --
                                                   --------------   --------------   --------------

Cash, end of period                                $         903    $       1,476    $       1,476
                                                   ==============   ==============   ==============

   The accompanying notes to financial statements are an integral part of this statement.

                                           F-6

                                       IMPULSE MEDIA TECHNOLOGIES INC.
                                        (A DEVELOPMENT STAGE COMPANY)
                                     CONSOLIDATED STATEMENTS OF CASH FLOW

                                                  October 25, 2000                  October 25, 2000
                                                    (inception)       Six Months      (inception)
                                                      Through           Ended           Through
                                                    February 28,      August 31,       August 31,
                                                       2001              2001             2001
                                                     (Audited)       (Unaudited)       (Unaudited)
                                                   --------------   --------------   --------------
Supplemental cash flow information:
     Interest paid                                 $          --    $          --    $          --
                                                   ==============   ==============   ==============
     Income taxes paid                             $          --    $          --    $          --
                                                   ==============   ==============   ==============

Non-cash investing and financing transactions:
       Acquisition of WAP technology               $          --    $     500,000    $     500,000
       Amount due and unpaid                                  --          250,000          250,000
                                                   --------------   --------------   --------------
         Common stock issued                       $          --    $     250,000    $     250,000
                                                   ==============   ==============   ==============

       Compensation withholding for
         stock subscription                        $          --    $      12,465    $      12,465
                                                   ==============   ==============   ==============

       Stock issued for services provided
         during the period from inception
         through February 28, 2001                 $       7,662    $          --    $       7,662
                                                   ==============   ==============   ==============

Distribution (Note 6)                              $          --    $     500,000    $     500,000
                                                   ==============   ==============   ==============


The accompanying notes to financial statements are an integral part of this statement.

                                           F-7

                         IMPULSE MEDIA TECHNOLOGIES INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
    (INFORMATION AS OF AUGUST 31, 2001 AND FOR THE SIX MONTHS THEN ENDED IS
                                  UNAUDITED.)


NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS

Impulse Media Technologies Inc. (the "Company") was incorporated October 25, 2000, in the State of Nevada. As of February 28, 2001 and August 31, 2001, the Company was in the Development Stage. The Company has a wholly owned subsidiary, Impulse Media Technologies (BC), Inc., which was formerly IWAP Media Inc., which was incorporated in the Province of British Columbia, Canada. The Company has selected February 28 as its fiscal year end, and the accompanying financial statements are stated in US dollars and are prepared in accordance with accounting principles generally accepted in the United States.

The Company facilitates the marketing of music and music related products through the synchronization of radio and TV play lists and commercials in real time using wireless hand held or stationary devices.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements reflect the following significant accounting policies:

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

         REVENUE RECOGNITION

         The Company has not received any revenues through the dates of these financial statements. The Company has adopted the revenue recognition principles as described in Note 4.

         LOSS PER SHARE

         Loss per share is computed in accordance with SFAS No. 128, " Earnings per Share". Basic loss per share is calculated by dividing the net loss available to common stockholders by the weighted average number of common shares outstanding for the period.

                         IMPULSE MEDIA TECHNOLOGIES INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
    (INFORMATION AS OF AUGUST 31, 2001 AND FOR THE SIX MONTHS THEN ENDED IS
                                  UNAUDITED.)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         INCOME TAXES

         The Company follows the provisions of Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes", which requires the Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities using enacted rates in effect in the years during which the differences are expected to reverse and upon the possible realization of net operating loss carry forwards.

         COMPREHENSIVE INCOME

         SFAS No. 130, " Reporting Comprehensive Income", establishes standards for reporting and presentation of comprehensive income (loss). This standard defines comprehensive income as the changes in equity of an enterprise except those resulting from stockholder transactions. Comprehensive loss for the period ended February 28, 2001 equaled the net loss for the period less the gain from currency translation.

         STARTUP COSTS

         The Company adopted Statement of Position No. 98-5 ("SOP 98-5"), "Reporting the Costs of Start-Up Activities." SOP 98-5 requires that all non-governmental entities expense the cost of start-up activities, including organizational costs as those costs are incurred.

         FOREIGN EXCHANGE

         These financial statements are expressed in US dollars. Other currencies have been translated into US funds using the temporal method, as follows:

         i. Monetary items, at the rate of exchange prevailing as at the balance sheet date.
         ii.      Non-Monetary items, at the historical rate of exchange
         iii. Revenue and expenses, at the period average in which the transaction occurs.

                         IMPULSE MEDIA TECHNOLOGIES INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
    (INFORMATION AS OF AUGUST 31, 2001 AND FOR THE SIX MONTHS THEN ENDED IS
                                  UNAUDITED.)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         INTANGIBLE ASSETS

         Intangible assets are recorded at cost. Amortization is to be provided on a systematic basis over the estimated useful lives of the assets from the date that they are first put into use, which is currently expected to be 20% on a straight line method.

         Please see Note 9 for the future effects of the implementation of Financial Accounting Standard No. 142.

         CAPITAL ASSETS

         Capital assets are recorded at cost. Depreciation and amortization are recorded based over their estimated useful lives as follows:

             Office furniture and equipment     20%               Straight line
             Computer equipment                 20%               Straight line
             Computer hardware                  30%               Straight line
             Computer software                  100%              Straight line
             Leasehold improvements             Life of lease     Straight line

         PRODUCT DEVELOPMENT COSTS

         Product development costs are expensed until the technological feasibility of the product has been established. After technological feasibility is established and until the product is available for general release, software development, product enhancements, and acquisition costs are capitalized. For all periods presented, product development costs have been expensed in the periods incurred, as the criteria eligible for capitalization have not been met.

         WEBSITE DEVELOPMENT COSTS

         The Company accounts for Website development costs in accordance with the FASB Emerging Issue Task Force 00-2 ("EITF"), Accounting for Website Development Costs. EITF 00-2 requires all costs related to the development of websites other than those incurred during the application development stage to be expensed as incurred. Costs incurred during the application development state are required to be capitalized and amortized over the estimated useful life of the software.

                         IMPULSE MEDIA TECHNOLOGIES INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
    (INFORMATION AS OF AUGUST 31, 2001 AND FOR THE SIX MONTHS THEN ENDED IS
                                  UNAUDITED.)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         FINANCIAL INSTRUMENTS

         The Company's financial instruments consist of cash, accounts receivable and accounts payable. It is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments and the fair value of these instruments approximate their carrying value since they are short term in nature.

NOTE 3- GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. As at the reporting dates, the Company has reported a net liability position and has accumulated operation losses since its inception. The continuation of the Company is dependent upon the continuing financial support of creditors and stockholders and upon obtaining capital requirements of the Company. There is no assurance that such activity will generate funds sufficient to maintain operations on an ongoing basis.

NOTE 4 - RECENT ACCOUNTING PRONOUNCEMENTS

In December 1999, The Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101 ("SAB 101"), "Revenue Recognition in Financial Statements." SAB 101 summarized certain of the SEC's views regarding the application of generally accepted accounting principles to revenue recognition in financial statements. In June 2000, the SEC amended SAB 101 to require companies with fiscal years beginning after December 15, 1999 to implement the provisions of SAB 101 no later than the fourth fiscal quarter. The Company adopted the provisions of SAB 101 in the fiscal quarter ending February 28, 2001. Since the Company has not had any revenue through the period of its financial statements, the adoption of the provision did not have any effect on its financial statements. The Company intends to comply with the provisions when it has revenues.

The Company adopted Statement of Position No. 98-5 ("SOP 98-5"), "Reporting the Costs of Start-Up Activities." SOP 98-5 requires that all non-governmental entities expense the cost of start-up activities, including organizational costs as those costs are incurred.

                         IMPULSE MEDIA TECHNOLOGIES INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
    (INFORMATION AS OF AUGUST 31, 2001 AND FOR THE SIX MONTHS THEN ENDED IS
                                  UNAUDITED.)


NOTE 5 - CONSOLIDATION OF FINANCIAL STATEMENTS

The consolidated financial statements include the accounts of Impulse Media Technologies (BC) Inc. (formerly IWAP Media Inc.), a wholly-owned subsidiary, incorporated in the Province of British Columbia, Canada.

NOTE 6 - TECHNOLOGY TRANSFER AGREEMENT

On April 20, 2001, the Company entered into an agreement with Megastation.com Inc. ("Megastation") for the acquisition of a 100% interest in a wireless application protocol ("WAP") technology and methodology described in US provisional patent application nos. 60/225,664 and 60/210,934. The terms of the acquisition are outlined below.

As consideration for the WAP technology, the Company has agreed to pay Megastation $250,000 in cash by October 20, 2002 and has issued 1,200,000 fully paid non-assessable shares to Megastation. If the Company raises an aggregate of $2,000,000 in equity or loan financing on or before October 20, 2002, the cash consideration shall become payable in full immediately.

The Company has recorded the WAP technology as an intangible asset and has been shown in the accompanying consolidated statement of stockholders' equity as a distribution. In addition to the transaction being among related parties, no verifiable historical cost is available and, consequently, no value for the acquired technology is recorded.

NOTE 7 - RELATED PARTY TRANSACTIONS

The Company has shown the amount payable of $250,000 as described in Note 6 as a current liability. This amount has been reduced by $37,047 for amounts owed the Company by Megastation. After the issuance of stock described in the prior note, Megastation owns approximately 6% of the Company's outstanding common stock.

                         IMPULSE MEDIA TECHNOLOGIES INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
    (INFORMATION AS OF AUGUST 31, 2001 AND FOR THE SIX MONTHS THEN ENDED IS
                                  UNAUDITED.)


NOTE 8 - INCOME TAXES

The Company is subject to both Canadian and United States income taxes, with the majority of the transactions incurred through August 31, 2001 being subject to Canadian income taxes. The tax effects of temporary differences that give rise to the Company's deferred tax assets are as follows:

                                                 February 28,     August 31,
                                                     2001             2001
                                                 ------------    ------------
   Tax loss carry forwards                                 -         (34,153)
   Valuation allowance                               (34,153)       (128,237)
                                                 ------------    ------------
                                                 $   (34,153)    $  (162,390)
                                                 ------------    ------------

The provision for income taxes differs from the amount estimated using the federal statutory income tax rate as follows:

                                                 February 28,     August 31,
                                                     2001             2001
                                                 ------------    ------------

   Provision (benefit) at federal statutory rate     (34,153)       (162,390)
   Increase in Valuation allowance                    34,153         162,390
                                                 ------------    ------------
                                                 $         -     $         -
                                                 ------------    ------------

The Company evaluates its valuation allowance requirements based on projected future operations. When circumstances change and this causes a change in management's judgment about the recoverability of deferred tax assets, the impact of the change on the valuation allowance is reflected in current income. The amount of deferred tax assets may change materially if there is a change in ownership of the Company.

NOTE 9 - COMMITMENTS

Effective November 1, 2001, the Company entered into a sublease agreement to lease office space. The approximate annual base rental expense is as follows:

               2002       $14,597
               2003        43,792
               2004         4,866

                         IMPULSE MEDIA TECHNOLOGIES INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
    (INFORMATION AS OF AUGUST 31, 2001 AND FOR THE SIX MONTHS THEN ENDED IS
                                  UNAUDITED.)


NOTE 10 - OTHER INTANGIBLE ASSETS

In June 2001, the Financial Accounting Standards Board issued statement of Financial Accounting Standard No. 142 "Goodwill and Other Intangible Assets", effective for fiscal years beginning after December 15, 2001. Under the new rules other intangible assets will continue to be amortized over their useful lives.

The Company will apply the new rules on accounting for other intangible assets beginning in the first quarter of fiscal 2003. During fiscal 2003, the Company will perform the first of the required impairment tests of indefinite lived intangible assets. Since the Company has not yet commenced the use of the technology, the effect of these tests on the earnings and financial position of the Company cannot be determined.

NOTE 11 - COMMON STOCK - SUBSEQUENT EVENTS

On September 5, 2001, the Company entered into a binding legal agreement (the "Stock Exchange Agreement") with Denmans.com Inc. ("Denmans") whereby the Company's outstanding shares were to be transferred to Denmans for 9,466,083 shares of Denmans' common stock, representing approximately 46% of Denmans' common stock outstanding, after the issuance of Denmans' stock to the Company's shareholders. The Stock Exchange Agreement was completed on October 19, 2001.

Prior to the completion of the Stock Exchange Agreement, the Company restated and realigned the "Founders Stock" which had been issued on October 25, 2000, (date of inception) after giving effect to the issuance of an additional 2,948,889 shares. The Founders Stock, including the additional shares, has been recorded as being issued for services valued at $0.001 and is shown as being issued on October 25, 2000. Except for one shareholder, shareholders who had purchased stock since inception through August 31, 2001, approved the issuance of the additional common stock. The dissenting shareholder, who owns approximately 2.6% of the Company's common stock, has not consented to the issuance of additional shares. Therefore, the Company may be contingently liable to the dissenting shareholder for issuing the additional shares without its consent. A total of 1,150,000 shares of the additional shares shown above have been retained in trust by two of the Company's officers for subsequent transfer to such persons as determined by the Board of Directors.